SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549




                                   FORM 8-K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)            September 21, 2004
                                                            ------------------


                         Gold Banc Corporation, Inc.
                         ---------------------------
            (Exact name of Registrant as specified in its charter)

         Kansas                     0-28936               48-1008593
         ------                     -------               ----------
(State of Incorporation)       (Commission File        (I.R.S. Employer
                                    Number)          Identification Number)


                   11301 Nall Avenue, Leawood, Kansas 66211
                   ----------------------------------------
             (Address of Principal Executive Offices) (Zip Code)


                                (913) 451-8050
              (Registrant's telephone number, including area code)


        (Former name or former address, if changed since last report)

Item 8.01         Other Events


      On September 21, 2004, the Registrant issued a press release announcing recent developments that may have a bearing on its proposed merger with Silver Acquisition Corp. A copy of that press release is attached hereto as Exhibit
99.1 and incorporated by reference herein.


Item 9.01.        Financial Statements and Exhibits


Exhibit Number    Description

99.1              Press Release, dated September 21, 2004






                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this to be signed on its behalf by the undersigned, hereunto duly authorized.



                                    GOLD BANC CORPORATION, INC.


Dated: September 21, 2004
                                    By:  /s/ Rick J. Tremblay
                                        --------------------------------------
                                        Rick J. Tremblay
                                        Executive Vice President and
                                        Chief Financial Officer



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